UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number: 811-3493

American Federation of Labor and

Congress of Industrial Organizations

Housing Investment Trust

(Exact name of registrant as specified in charter)

1227 25th Street, N.W., Suite 500

Washington, D.C. 20037

(Address of principal executive offices) (Zip code)

Corey F. Rose, Esq.

Dechert LLP

1900 K Street, NW

Washington, DC 20006-1110

(Name and address of agent for service)

(202) 331-8055

(Registrant’s telephone number, including area code)

Date of fiscal year end: December 31

Date of reporting period: January 1, 2022 - December 31, 2022

Item 1.	Reports to Stockholders.

A copy of the 2022 Annual Report (the “Report”) of the AFL-CIO Housing Investment Trust (the “Trust” or “Registrant”) transmitted to Trust participants pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (17 CFR 270.30e-1) (the “Act”), is included herewith.

AFL-CIO HIT

COMPETITIVE RETURNS
UNION CONSTRUCTION JOBS
HOUSING FINANCE

2022 ANNUAL REPORT

Economic Impacts of Investments

1984–2022

AFL-CIO HIT

$10.4B HIT capital invested or allocated	**$19.3B** total development cost	**$40.3B** total economic benefits
$16.7B personal income including wages and benefits **$8.5B for construction workers**	**219.3K** total jobs generated across communities	**124.9K** housing and healthcare units nationwide **67% affordable housing**

583 projects
194.7M hours of on-site union construction work

- Near **40 YEAR HISTORY** of competitive returns for pension funds and Labor Organizations such as health and welfare funds, while also creating union construction jobs, and supporting housing and healthcare facilities
- **$6.0B** investment grade fixed-income mutual fund
- Expertise in the **HIGHEST CREDIT QUALITY** multifamily mortgage backed securities
- **100% UNION LABOR** requirement for all on-site construction

TO OUR INVESTORS

During 2022, extraordinary levels of inflation not seen in 40 years drove interest rates to their highest level in years. This negatively impacted fixed income market values as it pushed returns for investment grade fixed income deep into negative territory. As a fixed income fund, the AFL-CIO Housing Investment Trust (HIT) is sensitive to interest rate movements. The HIT’s return for 2022 was -13.27% on a gross of fees basis and -13.55% on a net of fees basis compared to -13.01% for its benchmark, the Bloomberg U.S. Aggregate Bond Index* (Bloomberg Aggregate or Benchmark).[1] After outperforming for the first three quarters of 2022, strong performance by corporate bonds in the fourth quarter resulted in the HIT underperforming the Benchmark for the year. Higher interest rates hurt fixed income returns in 2022 but increased the future yield of the HIT’s portfolio. The HIT ended 2022 with a yield-to-worst of 5.20%—the highest level in over 15 years, which should bode well for the HIT going into 2023.[2]

The HIT continues to increase its impact investing and committed to 17 projects in 2022, notwithstanding the challenges posed by higher rates. Currently, the HIT has 41 projects under construction nationwide, which are expected to generate an estimated $5.4 billion of economic activity and create or rehabilitate 6,623 housing units. Despite higher interest rates, the HIT will continue to source investments that finance new housing development as we expect the demand for additional affordable housing will continue to grow. In order for projects to meet underwriting standards in the higher interest rate environment, they will need efficient financing and external subsidies to fill bigger financing gaps. We believe that the HIT’s ability to provide flexible and creative financing to housing projects should allow it to offset some of the challenges created by higher interest rates.

Along with a very attractive yield and high credit quality portfolio, the HIT will continue to seek to provide competitive returns for its investors while positively impacting communities. The HIT will also look to do more as the shortage of affordable housing continues to worsen in this higher inflation and interest rate economy. We believe that improvements in the HIT’s operations in recent years have better positioned the HIT to weather this storm and in turn allows the HIT to help fill financing gaps that lead to more attractive investments, jobs and housing. The growth of the HIT, lower operating expenses and the large volume of impact investments made in the past four years have strengthened the HIT’s position. We believe the HIT’s higher yield and its impact investments will bring value to its investors and partners.

Chang Suh

Chief Executive Officer and Chief Investment Officer

*Source: Bloomberg

1.	The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.
2.	Yield-to-Worst is a measure of the lowest possible yield that can be received on a bond that fully operates within the terms of its contract without defaulting. It does not represent the performance yield. It is calculated by using the lower of either the yield to maturity or the yield to call on every possible call date.

2022 ANNUAL REPORT	1

MESSAGE FROM THE AFL-CIO PRESIDENT

“	As we in the labor movement continue our tireless pursuit of a more sustainable and equitable economy, the HIT will be working to maximize its impact on that mission.”

As we continue to emerge from the most challenging days of the pandemic, we can feel proud of our progress in 2022. Despite higher inflation and rising interest rates, the AFL-CIO Housing Investment Trust (HIT) remained focused on building for the future — investing $345.1 million in 17 projects across the U.S. As of year-end, 41 projects receiving HIT financing were under construction. These investments help build a better tomorrow by creating more construction jobs for union workers, and more housing availability and affordability for our communities. These are the values at the core of the HIT mission since its inception in 1984.

For four decades, the HIT has committed $10.4 billion of its capital to finance 583 projects nationwide, with approximately $19.3 billion in total development costs. HIT’s investments generated an estimated 219,282 jobs across communities and created 124,922 housing and health care units — 67% of which is affordable housing. That’s a record to be proud of. It is great to see union pension dollars put to work in construction projects where union members are earning good wages and benefits that support their families. What the HIT does every year embodies the very essence of the labor movement: working together to build a better future for everyone.

As we in the labor movement continue our tireless pursuit of a more sustainable and equitable economy, the HIT will be working to maximize its impact on that mission. Speaking on behalf of the entire HIT team, we look forward to continuing our work together to build a better future for our members, investors, and communities.

In Solidarity,

Elizabeth H. Shuler

President, AFL-CIO; Trustee, AFL-CIO Housing Investment Trust

2

DISCUSSION OF FUND PERFORMANCE

(unaudited)

2022 OVERVIEW

In a year marked by high inflation, rising rates and economic uncertainty, the AFL-CIO Housing Investment Trust (HIT) continued to put labor’s capital to work through high credit-quality multifamily investments. In 2022, the HIT committed $345.1 million to finance 17 construction/substantial rehabilitation projects.[1] These investments, with a total development cost of $749.3 million, are expected to generate 4.8 million hours of union construction work and create or rehabilitate 1,583 housing units, including 1,462 units of much-needed affordable housing.[2] In one of the worst years for fixed income, the HIT underperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index* (Bloomberg Aggregate or Benchmark) despite outperforming for most of the year. However, higher rates led to the HIT’s portfolio closing 2022 with the highest yield in 15 years with a yield-to-worst of 5.20%.[3]

2022 RETURNS

For 2022, HIT generated a gross return of -13.27% and net return of -13.55%, compared to the Benchmark’s -13.01% return. The HIT underperformed the Benchmark amid a challenging environment for fixed income. The HIT delivered competitive returns for the year despite a difficult macroeconomic backdrop of elevated inflation and tightening of Federal Reserve monetary policy, both of which drove interest rates higher.

PERFORMANCE ATTRIBUTION SUMMARY

Total returns for investment grade fixed income strategies were deeply negative for 2022 as interest rates rose across the curve. The

10-year U.S. Treasury closed the year with a yield above 3.8% for the first time since 2010. In this volatile rising rate environment, the HIT delivered competitive returns and outperformed some of the largest core fixed income fund managers that invest in corporate credit—the worst performing sector in investment grade fixed income for the year notwithstanding their strong fourth quarter.

In addition to the HIT’s lack of corporate bonds, the HIT’s relative performance for 2022 also benefitted from the HIT’s active interest rate risk management of short duration, overweight to adjustable-rate investments, and underweight to agency residential mortgages, which was the worst performing asset class in the Benchmark on an excess return basis. However, the HIT’s overweight to spread products and underweight to U.S. Treasuries hindered relative performance. All fixed income spreads widened relative to U.S. Treasuries given the volatility caused by higher inflation and ongoing hawkish policy from the Federal Reserve. The HIT’s relative performance as compared to the AAA component of the Bloomberg Aggregate (which has a more comparable credit profile to the HIT than the Benchmark) lagged given that U.S. Treasuries were the best performing sector in the Benchmark.

2022 MARKET OVERVIEW

Global economic activity in 2022 was challenged by high inflation, rising interest rates, the war in Ukraine and the lingering effects of Covid-19. U.S. growth was barely positive for 2022 despite a moderately positive second half of the year as tighter monetary conditions weighed on growth. The

Relative Returns As of December 31, 2022, periods over one year are annualized	Comparison of a $50,000 Investment in the HIT and Bloomberg Aggregate (10 Years)

Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.aflcio-hit. com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus. The Bloomberg Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the index would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

* Source: Bloomberg L.P.

1.	This includes New Markets Tax Credits allocated by HIT subsidiary Building America CDE, Inc.
2.	Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of December 31, 2022.
3.	Yield-to-Worst is a measure of the lowest possible yield that can be received on a bond that fully operates within the terms of its contract without defaulting. It does not represent the performance yield. It is calculated by using the lower of either the yield to maturity or the yield to call on every possible call date.

2022 ANNUAL REPORT	3

DISCUSSION OF FUND PERFORMANCE

continued

Treasury Yield Curve Shift

S&P vs 10-Year Treasury

Historical Multifamily Spreads

labor market continued to add jobs through 2022, but the pace slowed dramatically from an average monthly rate of approximately 550,000 in the first quarter to approximately 300,000 in the fourth quarter.4

While inflation slowed in the fourth quarter, it remained close to 40-year highs, with core inflation increasing around 6% at the end of the year driven by the dramatic rise in shelter prices during the year.5 The Federal Reserve raised the federal funds rate target range by 50 bps at its December meeting, demonstrating a slowdown in rate hikes, but also communicated a sustained strong commitment to tame soaring inflation. The Federal Reserve raised the funds rate 425 basis points in 2022, bringing the funds rate to the range of 4.25-4.50% at the end of the year.

The dramatic rise in the funds rate impacted interest rate sensitive sectors such as housing, with U.S. mortgage rates more than doubling during 2022.6 U.S. home buyer demand fell in 2022 due to rising prices, elevated construction costs, higher mortgage rates and supply chain issues. These issues also factored into the decline in housing affordability which ended the year at lows not seen since the 1980s.

With many individuals and families priced out of homebuying, households have chosen to rent longer, which sustained multifamily demand in 2022. In addition, a report from Up For Growth found that there is a housing deficit in 47 states and Washington DC, a dramatic rise from four years ago when shortages were mostly in coastal markets and the Southwest.7

HIT’S MULTIFAMILY INVESTMENTS

In 2022, the HIT committed $345.1 million in financing across 17 projects with total development costs of $749.3 million.8 These investments are expected to contribute positively to the HIT’s portfolio’s yield, generate an estimated 2,395 union construction jobs, or both. Furthermore, the HIT continues to help address the severe national shortage of affordable and workforce rental housing impacting many households—approximately 92% of the 1,583 housing units created or rehabilitated in 2022 will be affordable for families making less than 80% of the area median income. These developments will also help revitalize communities across the U.S. as the construction impacts ripple through local economies, generating an estimated $1.4 billion in economic impacts.9

In 2022, the HIT continued to utilize its direct and bridge lending authorities and its varied construction and permanent loan vehicles, often through its longstanding relationships with state housing financing agencies. One such agency, MassHousing, committed to backing the financing of the Old Colony Phases Four and Five projects, which will create 208 units of affordable housing in Boston, Massachusetts. Dating back to 2010, the HIT has worked with MassHousing on all phases of the Old Colony redevelopment, committing to finance a total $240.4 million for 758 units of affordable housing.

4.	Bureau of Labor Statistics
5.	Ibid
6.	Moodys, MBA
7.	Up For Growth
8.	This includes New Markets Tax Credits allocated by HIT subsidiary Building America CDE, Inc.
9.	Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of December 31, 2022.

4

DISCUSSION OF FUND PERFORMANCE

continued

“In a year when rents continued to rise and mortgage rates doubled, HIT financed the creation or rehabilitation of 1,583 units of housing, approximately 92% of which will be affordable. The HIT is not only helping address the housing shortage but effecting positive social impact in communities across the country.”

Chris Coleman President and CEO, Twin Cities Habitat for Humanity; Chair of the Board, AFL-CIO Housing Investment Trust

The HIT continued a high volume of activity nationwide during 2022, including in its key markets of California, Illinois, Massachusetts, Minnesota, and New York, and added projects in Oregon, Michigan, Pennsylvania, and Ohio. At year-end, 41 projects receiving HIT financing were under construction. These projects are providing significant economic benefits and positively impacting communities in 27 cities across 13 states. Despite expectations that interest rates will continue to rise in 2023, the HIT is tracking a healthy pipeline of projects and continues to work with lending partners to finance affordable, workforce, and market rate housing developments.

LOOKING AHEAD

The outlook for the U.S. economy remains highly uncertain, with risks weighted to the downside, as the Federal Reserve continues to tighten monetary policy to combat elevated inflation and intends to keep rates high until inflation comes back towards its 2% target. The unemployment rate ended 2022 at 3.5% and is forecasted by the Federal Reserve to increase by a percentage point in 2023 as the economy weakens.10 While the Federal Reserve is forecasting a “soft landing”, many economists expect a recession in 2023.

The multifamily sector is expected to continue to play a vital role for new households in 2023 as the steep rise in home prices and high mortgage rates place home ownership out of reach for many

Risk Comparison

As of December 31, 2022

	HIT	Bloomberg*
Credit Profile U.S. Government/Agency/AAA/Cash	88.97%	73.28%
A & Below/Not Rated	5.74%	23.61%
Yield
Current Yield	3.49%	3.03%
Yield to Worst	5.20%	4.68%
Interest Rate Risk
Effective Duration	5.97	6.13
Convexity	0.25	0.30
Call Risk
Call Protected	75%	72%
Not Call Protected	25%	28%

Source: HIT and Bloomberg US Aggregate Bond Index

Americans. This will likely push more young adults to rent for longer, taking advantage of apartment rents that are significantly lower than monthly mortgage payments on average. In addition, decreasing single family housing permits over the last six months of 2022 could exacerbate housing shortages and sustain further headwinds for prospective homebuyers in 2023.

The national affordable and workforce housing supply shortage should continue to spur development and provide opportunities for the HIT. The HIT’s competitive advantage is its ability to offer multiple financing structures for both construction and permanent loans and to invest directly, differentiating it from traditional fixed income managers that only purchase securities from the secondary market.

In times of heightened market volatility, the HIT remains committed to its efforts to offer a continuing yield advantage, liquidity, diversification from corporate credit, and defensive positioning relative to other core fixed income managers. Entering 2023, the HIT’s portfolio yield is the highest it has been in 15 years, and the HIT offers a high credit quality portfolio with 86% government/agency guarantee, which we believe will benefit it in the case of a recession. The HIT remains focused on continually building a portfolio consisting of fundamentally strong construction-related multifamily investments that generate attractive yield spreads over U.S. Treasuries and other credit-equivalent mortgage investments.

10.Bureau of Labor Statistics

2022 ANNUAL REPORT	5

MULTIFAMILY INVESTMENT HIGHLIGHTS

OLD COLONY PHASES FOUR AND FIVE BOSTON, MA

New Construction

HIT INVESTMENT:
$53.4M

TOTAL DEVELOPMENT COST:
$162.8M

TOTAL ECONOMIC BENEFITS:
$335.3M

UNION CONSTRUCTION WORK HOURS:
1,040,190 (522 jobs)

UNITS OF HOUSING:
208 (100% affordable)

SOUL ST. PAUL, MN

New Construction

HIT INVESTMENT:
$64.7M

TOTAL DEVELOPMENT COST:
$70.5M

TOTAL ECONOMIC BENEFITS:
$136.3M

UNION CONSTRUCTION WORK HOURS:
483,560 (242 jobs)

UNITS OF HOUSING:
178 (100% affordable)

WHITTIER STREET APARTMENTS PHASE 3 BOSTON, MA

New Construction

HIT INVESTMENT:
$26.6M

TOTAL DEVELOPMENT COST:
$125.5M

TOTAL ECONOMIC BENEFITS:
$258.3M

UNION CONSTRUCTION WORK HOURS:
824,920 (413 jobs)

UNITS OF HOUSING:
119 (90% affordable)

6 AFL-CIO HOUSING INVESTMENT TRUST

"The housing that the AFL-CIO Housing Investment Trust helped finance in 2022 will lead to a better quality of life for those who will live in it and for the union workers who will construct it."

Sean McGarvey *President, North America's Building Trades Unions; Trustee, AFL-CIO Housing Investment Trust*

COVENT APARTMENTS CHICAGO, IL

Substantial Rehabilitation

HIT INVESTMENT:
$4.9M

TOTAL DEVELOPMENT COST:
$17.8M

TOTAL ECONOMIC BENEFITS:
$31.6M

UNION CONSTRUCTION WORK HOURS:
97,930 (49 jobs)

UNITS OF HOUSING:
30 (100% affordable)

SAN CRISTINA SAN FRANCISCO, CA

Substantial Rehabilitation

HIT INVESTMENT:
$17.5M

TOTAL DEVELOPMENT COST:
$49.3M

TOTAL ECONOMIC BENEFITS:
$93.3M

UNION CONSTRUCTION WORK HOURS:
232,130 (116 jobs)

UNITS OF HOUSING:
58 (100% affordable)

311 WEST 42ND STREET NEW YORK, NY

Under Construction

HIT INVESTMENT:
$50.0M

TOTAL DEVELOPMENT COST:
$337.7M

TOTAL ECONOMIC BENEFITS:
$618.4M

UNION CONSTRUCTION WORK HOURS:
1,995,680 (1,000 jobs)

UNITS OF HOUSING:
330 (25% affordable)

2022 ANNUAL REPORT 7

Other Important Information

(unaudited)

Expense Example
	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Six Month Period Ended December 31, 2022*
Actual Expenses	$1,000.00	$ 959.05	$1.73
Hypothetical Expensesl	$1,000.00	$1,023.44	$1.78
(5% annual return before expenses)

*	Expenses are equal to the HIT’s annualized six-month expense ratio of 0.35%, as of December 31, 2022, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half period).

Expense Example

Participants in the HIT incur ongoing expenses related to the management and distribution activities of the HIT, as well as certain other expenses. The expense example in the table above is intended to help participants understand the ongoing costs (in dollars) of investing in the HIT and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period, July 1, 2022, and held for the entire period ended December 31, 2022.

Actual Expenses The first line of the table above provides information about actual account values and actual expenses. Participants may use the information in this line, together with the amount they invested, to estimate the expenses that they paid over the period. Simply divide the account value by $1,000 (for example, an $800,000 account value divided by $1,000=$800), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Six-Month Period Ended December 31, 2022” to estimate the expenses paid on a particular account during this period.

Hypothetical Expenses (for Comparison Purposes Only): The second line of the table above provides information about hypothetical account values and hypothetical expenses based on the HIT’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the HIT’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses a participant paid for the period. Participants may use this information to compare the ongoing costs of investing in the HIT and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that this example is useful in comparing funds’ ongoing costs only. It does not include any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. The HIT does not have such transactional costs, but many other funds do.

Availability of Quarterly Portfolio Schedule

In addition to disclosure in its Annual and Semi-Annual Reports to Participants, the HIT also files its complete schedule of portfolio

Annual Meeting of Participants: Class III Trustees Results

Trustee	Votes For	Votes Against	Votes Abstaining
Vincent Alvarez	4,381,595.049	0	46,167.321
Timothy J. Driscoll	4,381,595.049	0	46,167.321
Terry O’Sullivan	4,381,595.049	0	46,167.321
Kevin Filter	4,377,702.709	0	50,059.661
Tony Stanley	4,377,702.709	0	50,059.661

* Votes not cast: 1,788,081.821.

holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The HIT’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

Participants may also obtain copies of the information on HIT’s Form N-PORT, without charge, upon request, by calling the HIT collect at 202-331-8055.

Proxy Voting

Except for its interest in its wholly owned subsidiary, HIT Advisers LLC, and shares in mutual funds holding short-term or overnight cash, if applicable, the HIT invests exclusively in nonvoting securities and has not deemed it necessary to adopt policies and procedures for the voting of portfolio securities. The HIT has reported information regarding how it voted in matters related to its subsidiary in its most recent filing with the SEC on Form N-PX. This filing is available on the SEC’s website at http://www.sec.gov. Participants may also obtain a copy of the HIT’s report on Form N-PX, without charge, upon request, by calling the HIT collect at 202-331-8055.

2022 HIT Participants Meeting

The HIT’s 2022 Annual Meeting of Participants was held via videoconference on Tuesday, December 20, 2022. The following matters were put to a vote of the participants at the meeting through the solicitation of proxies:

Election of Chair of the Board of Trustees Chris Coleman was elected to chair the Board of Trustees by: votes for 4,381,595.049; votes against 0; votes abstaining 46,167.321; votes not cast 1,788,081.821.

Election of Class III Trustees (See table above).

Ernst & Young LLP was ratified as the HIT’s Independent Registered Public Accounting Firm by: votes for 4,381,595.049; votes against 0; votes abstaining 46,167.321; votes not cast 1,788,081.821.

The following Trustees were not up for reelection and their terms of office continued after the meeting: Kenneth Cooper, Sean McGarvey, Fred Redmond, Anthony Shelton, Elizabeth Shuler, Bridget Gainer, Jack F. Quinn, Jr., Deidre Schmidt, Harry W. Thompson and William C. Thompson, Jr.

8

FINANCIAL STATEMENTS
DECEMBER 31, 2022

311 WEST 42ND STREET
NEW YORK, NY
UNDER CONSTRUCTION

2022 ANNUAL REPORT 9

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Participants of American Federation of Labor

and Congress of Industrial Organizations Housing Investment Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the “Trust”), including the schedule of portfolio investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Trust as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and counterparties. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the HIT’s auditor since 2002.

Tysons, Virginia

February 28, 2023

10

Statement of Assets and Liabilities

December 31, 2022 (dollars in thousands, except per share data)

Assets
Investments, at value (cost $7,016,545)	$ 6,077,948
Cash	989
Accrued interest receivable	21,565
Receivables for investments sold	192
Cash collateral held with broker	1,200
Variation margin due from broker	2,513
Right of use asset	4,315
Other assets	4,001
Total assets	6,112,723

Liabilities
Payables for investments purchased	72,885
Redemptions payable	801
Income distribution and capital gains payable, net of dividends reinvested of $14,769	1,129
Refundable deposits	962
Accrued salaries and fringe benefits	5,612
Lease Liability	4,852
Other liabilities and accrued expenses	1,419
Total liabilities	87,660

Other commitments and contingencies (Note 4 of financial statements)	—

Net assets applicable to participants’ equity
Certificates of participation—authorized unlimited;
Outstanding 6,285,824 units	$6,025,063

Net asset value per unit of participation (in dollars)	$ 958.52

Participants’ equity
Participants’ equity consisted of the following:
Amount invested and reinvested by current participants	$ 7,024,668
Distributable earnings (accumulated losses)	(999,605)
Total participants’ equity	$6,025,063

See accompanying Notes to Financial Statements.

2022 ANNUAL REPORT	11

Schedule of Portfolio Investments

December 31, 2022 (dollars in thousands)

FHA Permanent Securities | 2.0% of net assets

	Interest Rate	Maturity Date	Unfunded Commitments[1]	Face Amount	Amortized Cost	Value
Multifamily	3.65%	Dec-2037	$ —	$ 7,504	$ 7,606	$ 7,478
	3.72%	Feb-2062	—	4,432	4,440	3,844
	3.90%	Mar-2062	—	3,083	3,087	2,712
	4.00%	Dec-2053	—	59,995	59,972	55,795
	4.10%	Dec-2060	—	21,528	21,547	19,246
	4.86%	May-2053	—	4,550	4,735	3,741
	5.17%	Feb-2050	—	7,390	7,852	7,220
	5.35%	Mar-2047	—	6,627	6,636	6,622
	5.60%	Jun-2038	—	2,014	2,016	2,013
	5.80%	Jan-2053	—	1,922	1,929	1,935
	5.87%	May-2044	—	1,585	1,584	1,585
	5.89%	Apr-2038	—	3,795	3,798	3,796
	6.40%	Aug-2046	—	3,477	3,478	3,480
	6.60%	Jan-2050	—	3,149	3,168	3,143
			—	131,051	131,848	122,610
Forward Commitments	2.50%	Sep-2063	5,702	—	—	(1,400)
Total FHA Permanent Securities			$5,702	$131,051	$131,848	$121,210

Ginnie Mae Construction Securities | 1.4% of net assets
	Interest Rates[2]			Unfunded
	Permanent	Construction	Maturity Date	Commitments[1]	Face Amount	Amortized Cost	Value
Multifamily	2.25%	4.10%	Apr-2064	$ 58,734	$ 7,194	$ 9,207	$ (7,608)
	2.45%	2.45%	Apr-2062	319	16,183	16,458	12,983
	2.58%	2.58%	May-2063	4,510	23,990	24,896	18,639
	2.59%	3.59%	Aug-2064	41,132	1,181	2,246	(8,277)
	2.62%	2.62%	Feb-2063	549	13,250	13,748	10,717
	2.64%	2.64%	Jan-2063	5,708	12,667	13,198	9,522
	2.75%	2.75%	Apr-2063	3,257	18,407	19,346	14,624
	2.98%	2.98%	Jun-2063	4,709	29,001	30,204	23,756
	3.05%	3.05%	Dec-2063	92,877	11,869	12,917	219
	3.24%	3.24%	Jan-2064	25,430	1,000	1,546	(3,568)
	3.60%	5.70%	Dec-2063	592	4,316	4,477	3,950
	3.69%	4.75%	Nov-2063	12,478	25	196	(1,392)
	3.75%	5.35%	Jan-2064	647	5,155	5,345	4,770
	4.08%	4.08%	Feb-2064	13,931	1,496	1,840	252
	4.14%	4.14%	Sep-2063	5,220	5,977	6,176	5,421
Total Ginnie Mae Construction Securities				$270,093	$151,711	$161,800	$84,008

Ginnie Mae Securities | 27.6% of net assets

	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Single Family	4.00%	Feb-2040–Jun-2040	$ 1,098	$ 1,107	$ 1,056
	4.50%	Aug-2040	526	534	518
	5.50%	Jan-2033–Jun-2037	832	832	850
	6.00%	Jan-2032–Aug-2037	590	590	614
	6.50%	Jul-2028	34	34	35
	7.00%	Apr-2026–Jan-2030	327	327	336

12

Schedule of Portfolio Investments

December 31, 2022 (dollars in thousands) continued

Ginnie Mae Securities continued

	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
	7.50%	Aug-2025–Aug-2030	149	149	152
	8.00%	Sep-2026–Nov-2030	135	136	142
	8.50%	Aug-2024–Aug-2027	41	41	42
	9.00%	Sep-2024–Jun-2025	2	2	2
			3,734	3,752	3,747
Multifamily	1.90%	Feb-2061	22,712	20,502	14,950
	1.95%	Mar-2064	38,174	37,683	31,862
	1.95%	Mar-2064	34,954	35,430	29,169
	2.00%	Apr-2062–Mar-2064	269,258	271,823	219,704
	2.00%	Jul-2062	36,609	37,617	30,557
	2.00%	Oct-2062	53,932	55,746	44,763
	2.00%	Apr-2063	52,200	53,077	43,560
	2.00%	Apr-2063	49,473	50,507	41,293
	2.00%	Jun-2063	45,092	45,494	37,792
	2.00%	Oct-2063	42,723	42,306	34,949
	2.08%	Nov-2056	51,893	53,867	41,393
	2.15%	May-2056	492	491	481
	2.20%	Jun-2056	897	895	860
	2.25%	Dec-2048	3,277	3,254	3,039
	2.30%	Mar-2056–Oct-2056	4,144	4,115	3,934
	2.31%	Nov-2051	7,076	7,076	6,220
	2.32%	Sep-2060	26,834	28,246	21,946
	2.35%	Nov-2056–Feb-2061	28,852	29,698	25,333
	2.40%	Aug-2047–Dec-2057	19,023	19,453	16,405
	2.43%	Jan-2053	28,259	28,440	25,597
	2.50%	Dec-2052–Jan-2061	55,015	55,821	47,760
	2.60%	Dec-2055–Jun-2059	9,331	9,357	8,692
	2.65%	Oct-2062	6,478	6,635	5,515
	2.67%	Mar-2062	35,082	35,892	29,307
	2.70%	May-2048–Jul-2058	6,500	6,520	6,202
	2.72%	Feb-2044	113	116	110
	2.74%	Apr-2057	23,690	25,686	20,059
	2.78%	Aug-2058	10,617	11,521	9,016
	2.79%	Apr-2049	4,652	4,690	4,325
	2.80%	Feb-2053	60,000	57,291	47,590
	2.80%	Dec-2059	4,664	4,605	4,482
	2.82%	Apr-2050	821	835	777
	2.94%	Nov-2059	47,354	52,569	40,583
	3.00%	May-2062	60,013	64,772	54,103
	3.03%	Jan-2056	30,044	31,930	26,478
	3.05%	May-2054	11,545	11,590	10,301
	3.12%	Sep-2051	219	220	219
	3.17%	Aug-2059	34,102	37,641	30,095
	3.20%	Jul-2041	162	160	162
	3.25%	Sep-2054	18,057	17,914	17,090
	3.25%	Apr-2059	33,330	32,069	31,576
	3.26%	Nov-2043	361	362	359
	3.27%	Apr-2046	24,174	25,423	20,438
	3.30%	Sep-2060	8,020	8,213	7,215

2022 ANNUAL REPORT	13

Schedule of Portfolio Investments

December 31, 2022 (dollars in thousands) continued

Ginnie Mae Securities continued

Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
3.33%	May-2055	6,912	6,575	6,320
3.34%	Sep-2059	16,763	17,069	15,012
3.35%	Mar-2044	10,000	9,644	9,583
3.36%	May-2061	51,125	56,672	46,432
3.37%	Feb-2044	241	250	240
3.38%	Jan-2060	58,396	58,402	52,910
3.39%	Feb-2059	14,006	14,266	12,633
3.41%	Sep-2061	41,575	43,146	37,173
3.43%	Nov-2061	52,348	53,942	46,794
3.50%	Jan-2054	3,785	3,768	3,715
3.53%	Apr-2042	15,581	16,006	14,625
3.60%	Sep-2052–Jun-2057	17,546	18,122	16,438
3.60%	Apr-2061	33,566	34,621	30,016
3.62%	Dec-2057	28,032	28,497	26,117
3.63%	Dec-2045	8,583	8,290	8,288
3.65%	Oct-2058	10,098	10,242	9,443
3.67%	Nov-2035	13,015	13,336	12,150
3.74%	Aug-2059	15,358	15,640	14,189
3.75%	Nov-2060	11,129	11,465	10,233
3.78%	Aug-2060	38,958	39,231	36,089
3.92%	Aug-2039	39,674	41,523	37,210
3.97%	Apr-2046	326	326	322
4.00%	Nov-2057	24,474	25,455	23,492
4.10%	May-2051	3,752	4,038	3,615
4.25%	Sep-2038	30,065	30,174	30,022
4.35%	Dec-2060	2,258	2,298	2,193
4.37%	Feb-2034	24,273	26,404	23,141
4.45%	Jun-2055	2,452	2,366	2,434
4.53%	Jan-2061	14,672	15,105	14,402
4.63%[3]	Sep-2037	1,500	1,469	1,501
4.90%[3]	Mar-2044	1,000	992	1,000
5.25%	Apr-2037	16,040	16,036	16,028
		1,907,721	1,952,922	1,660,021
Total Ginnie Mae Securities		$1,911,455	$1,956,674	$1,663,768

Fannie Mae Securities | 44.5% of net assets

				Unfunded
	Interest Rate[4]		Maturity Date	Commitments[1]	Face Amount	Amortized Cost	Value
Single Family	2.50%		Nov-2050–Sep-2051	$ —	$ 152,836	$ 158,819	$ 130,468
	2.50%		Jan-2052	—	46,103	46,275	39,307
	2.77%	12M LIBOR+156	Apr-2034	—	385	390	385
	2.86%	6M LIBOR+161	Aug-2033	—	114	114	114
	3.00%		Apr-2031–Mar-2052	—	140,284	145,347	124,725
	3.00%		Oct-2051	—	45,409	47,636	40,018
	3.23%	1Y UST+223	May-2033	—	120	120	122
	3.39%	12M LIBOR+152	Feb-2045	—	2,012	2,042	2,021
	3.50%		Oct-2026–Mar-2052	—	135,597	139,152	124,838
	3.50%		Jan-2052	—	39,226	40,232	35,711

14

Schedule of Portfolio Investments

December 31, 2022 (dollars in thousands) continued

Fannie Mae Securities continued

				Unfunded
	Interest Rate[4]		Maturity Date	Commitments[1]	Face Amount	Amortized Cost	Value
	3.74%	12M LIBOR+149	Jul-2033	—	105	105	105
	3.83%	1Y UST+220	Aug-2033	—	391	391	397
	3.87%	12M LIBOR+163	Nov-2034	—	143	145	143
	3.91%	12M LIBOR+170	Oct-2042	—	1,599	1,626	1,614
	3.97%	1Y UST+222	Jul-2033	—	288	289	293
	4.00%		May-2024–Jul-2052	—	50,128	50,848	47,836
	4.00%		Jun-2052	—	34,449	34,000	32,357
	4.22%	1Y UST+222	Aug-2033	—	170	170	173
	4.39%	6M LIBOR+155	Nov-2033	—	686	686	693
	4.50%		May-2024–Oct-2052	—	148,645	148,089	144,141
	4.64%	1M LIBOR+25	Mar-2037	—	103	102	101
	4.71%	1M LIBOR+32	Jun-2037	—	531	531	526
	4.79%	1M LIBOR+40	Apr-2037	—	245	244	240
	4.85%	1M LIBOR+46	Oct-2042	—	1,406	1,410	1,372
	4.89%	1M LIBOR+50	Jun-2042	—	3,214	3,216	3,142
	4.94%	1M LIBOR+55	Mar-2042	—	1,754	1,756	1,725
	4.99%	1M LIBOR+60	Oct-2043	—	3,367	3,379	3,309
	5.00%		May-2034–Apr-2041	—	5,056	5,170	5,115
	5.00%		Jul-2052-Oct-2052	—	91,041	92,018	90,201
	5.50%		Sep-2032–Jun-2038	—	2,089	2,088	2,142
	6.00%		Nov-2028–Nov-2037	—	1,338	1,341	1,390
	6.50%		Sep-2028–Jul-2036	—	269	273	281
	7.00%		Sep-2027–May-2032	—	440	441	467
	7.50%		Jan-2027–Sep-2031	—	17	17	17
	8.00%		Aug-2030–May-2031	—	32	32	34
				—	909,592	928,494	835,523
Multifamily	1.06%		Dec-2027	—	21,424	21,431	18,320
	1.17%		Aug-2030–Nov-2030	—	34,487	34,489	27,073
	1.22%		Aug-2028–Jul-2030	—	35,610	35,703	28,856
	1.25%		Jul-2030	—	37,950	38,059	30,083
	1.26%		Jan-2031	—	25,000	24,995	19,878
	1.27%		Jul-2030	—	14,235	14,322	11,324
	1.31%		Aug-2030	—	4,375	4,429	3,521
	1.32%		Aug-2030	—	21,000	21,240	16,834
	1.38%		Jul-2030	—	10,500	10,623	8,424
	1.41%		Jul-2030	—	3,239	3,267	2,654
	1.46%		Jul-2030	—	7,420	7,507	6,113
	1.47%		Jul-2030–Dec-2030	—	15,425	15,541	12,294
	1.50%		Aug-2030	—	1,146	1,170	943
	1.52%		Jul-2032	—	14,158	14,265	11,037
	1.53%		Jul-2032	—	10,500	10,641	8,226
	1.55%		Jul-2032	—	20,500	20,774	16,191
	1.57%		Jan-2031	—	21,951	22,015	17,759
	1.57%		Aug-2037	—	46,974	47,170	33,394
	1.58%		Oct-2031	—	57,950	58,192	45,665
	1.65%		Jul-2030	—	1,241	1,266	1,034
	1.68%		Sep-2032	—	12,632	12,821	9,961
	1.71%		Sep-2035–Nov-2035	—	25,605	25,885	18,550
	1.74%		Mar-2033	—	6,160	6,237	4,762

2022 ANNUAL REPORT	15

Schedule of Portfolio Investments

December 31, 2022 (dollars in thousands) continued

Fannie Mae Securities continued

		Unfunded
Interest Rate[4]	Maturity Date	Commitments[1]	Face Amount	Amortized Cost	Value
1.76%	Aug-2031–Dec-2036	—	54,203	54,355	43,612
1.77%	Sep-2035	—	3,270	3,332	2,386
1.82%	Jul-2035	—	4,581	4,616	3,486
1.88%	Nov-2031	—	25,400	25,432	20,564
1.94%	Apr-2035	—	6,400	6,492	4,943
2.00%	Apr-2031	—	18,000	18,557	14,891
2.09%	May-2032–Jul-2050	—	21,793	22,025	16,100
2.16%	Sep-2050	—	14,200	14,355	8,746
2.33%	Nov-2029–Feb-2030	—	18,009	18,046	15,752
2.41%	Apr-2051	—	3,711	3,748	2,646
2.43%	Nov-2031	—	18,655	18,662	15,935
2.46%	Aug-2026–Jan-2038	—	56,266	56,349	48,919
2.47%	Dec-2051	—	13,377	13,562	9,634
2.49%	Dec-2026–Nov-2031	—	27,083	27,129	24,252
2.50%	Jun-2026	—	60,000	60,000	56,046
2.53%	Jan-2030	—	20,550	20,660	18,084
2.55%	Sep-2026–Mar-2030	—	25,425	25,479	23,117
2.56%	Dec-2051	—	12,570	12,600	9,198
2.57%	Mar-2042	—	25,155	25,166	18,185
2.61%	Nov-2026	—	9,800	9,835	9,147
2.67%	Aug-2029	—	37,700	37,935	33,964
2.70%	Nov-2025	—	14,357	14,358	13,600
2.72%	Jul-2028	—	36,155	36,279	33,310
2.76%	Oct-2031	—	10,189	10,305	8,962
2.85%	Aug-2031	—	8,760	8,798	7,758
2.91%	Jun-2031	—	25,000	25,096	22,210
2.92%	Jun-2027	—	65,460	65,488	61,637
2.92%	Jun-2027–Apr-2028	—	15,488	15,519	14,469
2.93%	Sep-2027–Apr-2038	—	59,018	59,093	51,115
2.94%	Jun-2027–Jul-2039	—	29,590	29,619	27,882
2.96%	Sep-2034	—	20,000	20,633	16,992
2.97%	Sep-2034	—	13,030	13,202	11,352
2.99%	Jun-2025	—	2,540	2,540	2,433
3.00%	May-2027	—	6,298	6,304	5,923
3.01%	Apr-2052	—	7,419	7,424	5,738
3.02%	Jun-2027	—	3,599	3,602	3,404
3.04%	Apr-2030	—	24,818	24,859	22,748
3.05%	Apr-2030	—	25,662	25,677	23,543
3.12%	Apr-2030	—	12,599	12,601	11,560
3.13%	May-2026	—	3,160	3,180	3,031
3.14%	Apr-2029	—	7,555	7,564	7,048
3.17%	Jun-2029	—	22,345	22,420	20,736
3.18%	May-2035	—	9,114	9,202	8,373
3.21%	May-2030	—	6,418	6,467	5,928
3.24%	May-2052	—	6,440	6,570	5,141
3.26%	Jan-2027	—	6,954	6,959	6,647
3.31%	Oct-2027	—	14,972	15,017	14,290
3.33%	May-2029	—	6,471	6,660	6,071
3.36%	Oct-2029	—	10,506	10,509	9,902

16

Schedule of Portfolio Investments

December 31, 2022 (dollars in thousands) continued

Fannie Mae Securities continued

				Unfunded
	Interest Rate[4]		Maturity Date	Commitments[1]	Face Amount	Amortized Cost	Value
	3.40%		Oct-2026	—	2,727	2,730	2,624
	3.41%		Sep-2023	—	10,158	10,158	10,010
	3.42%		Apr-2035	—	5,010	5,062	4,526
	3.46%		Dec-2023–Apr-2031	—	16,028	16,081	15,193
	3.50%		Aug-2039	—	13,149	13,149	11,438
	3.61%		Sep-2023	—	5,855	5,855	5,823
	3.63%		Jul-2035	—	21,202	21,224	19,282
	3.66%		Oct-2023	—	4,291	4,291	4,263
	3.68%		Jul-2028	—	11,943	12,278	11,507
	3.70%		Oct-2033	—	19,865	19,929	18,498
	3.91%		Aug-2032	—	26,250	26,568	25,077
	4.11%		Aug-2032	—	15,627	15,703	15,053
	4.26%	1M SOFR+20	Nov-2031	—	40,943	40,948	40,876
	4.27%	1M SOFR+21	Mar-2031	—	23,855	23,855	23,795
	4.28%	1M SOFR+22	Mar-2031	—	10,075	10,075	10,054
	4.29%	1M SOFR+23	Apr-2031	—	17,500	17,500	17,484
	4.35%	1M SOFR+29	Feb-2029	—	20,000	20,005	19,959
	4.53%		June-2029	—	70,000	70,019	69,988
	4.53%	1M SOFR+47	Jun-2029–May-2032	—	23,705	23,705	23,732
	4.55%	1M SOFR+49	May-2032	—	28,526	28,530	28,610
	4.58%	1M SOFR+52	Jun-2032	—	30,975	30,975	30,856
	4.68%	1M LIBOR+29	Feb-2028	—	30,420	30,420	30,338
	4.69%		Jun-2035	—	520	529	512
	4.70%	1M LIBOR+31	Mar-2028	—	38,275	38,275	38,192
	4.73%	1M LIBOR+34	Jan-2028	—	22,425	22,425	22,374
	4.74%	1M LIBOR+35	Dec-2027	—	18,100	18,100	18,082
	4.80%		Oct-2052	—	12,472	12,510	11,925
	4.91%	1M SOFR+85	Nov-2032	—	15,800	15,805	15,805
	4.97%	1M LIBOR+58	May-2029	—	25,000	25,000	25,019
	4.97%	1M LIBOR+58	Jun-2029	—	41,302	41,302	41,340
	5.30%		Aug-2029	—	3,670	3,652	3,750
	5.69%		Jun-2041	—	4,187	4,269	4,276
	5.75%		Jun-2041	—	2,034	2,079	2,080
	5.96%		Jan-2029	—	215	215	214
	6.15%		Jan-2023	—	3,074	3,074	3,064
	8.40%		Jul-2023	—	35	35	35
				—	2,034,760	2,042,652	1,809,960
Forward Commitments	2.21%		Dec-2039	41,587	—	—	(12,163)
	2.56%		Jul-2038	10,774	—	—	(2,630)
	2.58%		Jan-2040	11,700	—	—	(3,094)
	2.59%		Feb-2039–Mar-2039	35,409	—	—	(8,611)
	2.72%		Jul-2040	27,794	—	278	(7,456)
	4.47%		Jul-2041	10,058	—	—	(1,196)
				137,322	—	278	(35,150)
When Issued[5]	4.39%		Feb-2030	—	20,467	20,406	19,997
	4.56%		Mar-2028	—	29,835	29,910	29,610
	4.69%		Feb-2030	—	18,878	18,924	18,661
				—	69,180	69,240	68,268
Total Fannie Mae Securities				$137,322	$3,013,532	$3,040,664	$2,678,601

2022 ANNUAL REPORT	17

Schedule of Portfolio Investments

December 31, 2022 (dollars in thousands) continued

Freddie Mac Securities | 7.5% of net assets

				Unfunded
	Interest Rate[4]		Maturity Date	Commitments[1]	Face Amount	Amortized Cost	Value
Single Family	2.50%		Jan-2043–Aug-2046	$ —	$ 5,822	$ 5,884	$ 5,022
	3.00%		Aug-2042–Sep-2046	—	24,059	24,465	21,800
	3.35%	1Y UST+223	Jun-2033	—	32	32	32
	3.35%		Oct-2033	—	33,450	33,331	30,914
	3.50%		Jan-2026–Oct-2046	—	44,535	45,427	41,725
	3.50%		Jan-2026	—	17,944	17,979	17,492
	3.68%		Oct-2025	—	10,000	10,046	9,703
	3.93%	1M SOFR+20	Aug-2031	—	27,413	27,413	26,306
	3.97%		Jan-2031	—	33,179	33,179	32,152
	3.97%	1M SOFR+24	Jun-2031	—	27,167	27,167	26,213
	3.98%	1M SOFR+25	Dec-2030	—	15,648	15,648	15,226
	4.00%		Nov-2024–Aug-2047	—	42,250	43,751	40,716
	4.02%	12M LIBOR+178	Jul-2035	—	97	97	97
	4.03%	1M SOFR+30	Dec-2030	—	15,371	15,371	14,960
	4.09%	1M SOFR+36	Oct-2030	—	8,413	8,413	8,187
	4.27%	1M LIBOR+13	Nov-2027	—	16,830	16,829	16,582
	4.34%	1Y UST+223	Oct-2033	—	147	146	148
	4.40%	1M LIBOR+26	Nov-2030	—	11,794	11,794	11,464
	4.47%	1M LIBOR+33	Oct-2030	—	4,767	4,767	4,669
	4.50%		Jan-2038–Dec-2044	—	11,639	12,075	11,541
	4.62%	1M LIBOR+30	Feb-2036	—	280	280	277
	4.65%	1M LIBOR+33	May-2037	—	69	69	69
	4.67%	1M LIBOR+35	Apr-2036–Jan-2043	—	2,126	2,128	2,067
	4.72%	1M LIBOR+40	Aug-2043	—	1,983	1,982	1,931
	4.80%	1M LIBOR+48	Oct-2040	—	1,514	1,514	1,494
	4.82%	1M LIBOR+50	Oct-2040–Jun-2044	—	5,383	5,387	5,277
	4.87%	1M LIBOR+55	Nov-2040	—	1,388	1,396	1,363
	4.99%	1M LIBOR+67	Aug-2037	—	1,737	1,751	1,747
	5.00%		Jun-2026–Mar-2041	—	1,778	1,771	1,795
	5.50%		Apr-2033–Jul-2038	—	1,760	1,757	1,811
	6.00%		Dec-2033–Oct-2037	—	2,297	2,310	2,389
	6.50%		Apr-2028–Nov-2037	—	285	287	303
	7.00%		Apr-2028–Mar-2030	—	18	18	19
	7.50%		Aug-2029–Apr-2031	—	16	16	16
	8.50%		Jul-2024	—	9	9	9
				—	371,200	374,489	355,516
Multifamily	2.04%		May-2050	—	20,085	20,554	13,547
	2.40%		Jun-2031	—	7,444	7,519	6,366
	2.42%		Jun-2031	—	11,768	11,902	10,080
	3.28%		Dec-2029	—	15,827	15,960	14,695
	3.34%		Dec-2029	—	9,368	9,466	8,726
	3.38%		Apr-2030	—	13,784	13,951	12,847
	3.48%		Jun-2030	—	18,008	18,296	16,875
	3.60%		Apr-2030	—	24,520	25,004	22,890
	4.29%		Jul-2027	—	3,903	3,903	3,890
				—	124,707	126,555	109,916
Forward Commitments	2.38%		Feb-2034	43,500	—	163	(8,029)
	3.86%		Apr-2040	27,450	—	—	(3,337)
				70,950	—	163	(11,366)
Total Freddie Mac Securities				$70,950	$495,907	$501,207	$454,066

18

Schedule of Portfolio Investments

December 31, 2022 (dollars in thousands) continued

State Housing Finance Agency Securities | 7.8% of net assets

		Interest Rates[2]
	Issuer	Permanent	Construction	Maturity Date	Face Amount	Amortized Cost	Value
Multifamily	Illinois Housing Development Auth	—	0.40%	Dec-2024	$ 470	$ 470	$ 450
	Mass Housing	—	0.50%	Dec-2023	10,020	10,020	9,796
	Mass Housing	—	2.15%	Sep-2023	32,282	32,284	31,426
	Mass Housing	—	2.15%	Sep-2023	4,465	4,467	4,437
	City of St. Louis Park, MN	—	2.93%	Jan-2026	20,576	20,575	19,890
	Illinois Housing Development Auth	2.06%	—	Jan-2042	27,730	27,733	19,347
	Illinois Housing Development Auth	2.07%	—	Jul-2041	84,895	84,893	58,494
	Mass Housing	2.60%	—	Jun-2063	26,410	26,410	15,596
	Illinois Housing Development Auth	2.65%	—	Jul-2062	21,760	21,783	13,635
	NYC Housing Development Corp	2.95%	—	Nov-2041–Nov-2045	11,276	11,276	9,430
	NYC Housing Development Corp	3.05%	—	Nov-2046	13,000	13,000	8,690
	NYC Housing Development Corp	3.10%	—	Oct-2046	20,540	20,540	15,533
	NYC Housing Development Corp	3.25%	—	Nov-2049	12,000	12,000	9,125
	Connecticut Housing Finance Auth	3.25%	—	May-2050	12,080	12,095	8,778
	Mass Housing[6]	3.30%	—	Dec-2059	8,340	8,345	5,904
	NYC Housing Development Corp	3.35%	—	Nov-2054	20,000	20,000	14,965
	NYC Housing Development Corp	3.45%	—	May-2059	20,000	20,000	14,953
	NYC Housing Development Corp	3.75%	—	May-2035	3,200	3,200	3,073
	Mass Housing[6]	3.85%	—	Dec-2058	9,510	9,507	7,428
	NYC Housing Development Corp	3.95%	—	Nov-2043	14,555	14,555	13,029
	NYC Housing Development Corp	4.00%	—	Dec-2028–Nov-2048	16,325	16,428	15,250
	MassHousing	4.13%	—	Dec-2036	5,000	5,000	4,852
	NYC Housing Development Corp	4.13%	—	Nov-2040–Nov-2053	13,305	13,305	12,301
	NYC Housing Development Corp	4.20%	—	Dec-2039	8,305	8,305	8,112
	NYC Housing Development Corp	4.30%	—	Nov-2045	3,000	3,000	2,849
	Chicago Housing Authority	4.36%	—	Jan-2038	25,000	25,000	22,345
	MassHousing	4.50%	—	Jun-2056	45,000	45,000	42,164
	Mass Housing[6]	4.90%	—	Jun-2066	26,645	26,659	26,107
	Mass Housing[6]	5.11%	—	Jun-2066	53,425	53,458	54,937
Total State Housing Finance Agency Securities					$569,114	$569,308	$472,896

2022 ANNUAL REPORT	19

Schedule of Portfolio Investments

December 31, 2022 (dollars in thousands) continued

Other Mutifamily Investments | 3.7% of net assets

	Interest Rates[2,4]				Unfunded
Issuer	Permanent	Construction		Maturity Date	Commitments[1]	Face Amount	Amortized Cost	Value
Direct Loans
Wilder Square (Level 3)	—	3.25%		Mar-2023	$ —	$ 8,272	$ 8,268	$ 8,236
University and Fairview (Level 3)	—	3.45%		Jun-2024	—	15,000	14,953	14,265
University and Fairview (Level 3)	—	3.45%		Dec-2023	—	22,513	22,428	21,535
Old Cedar (Level 3)	—	3.50%		Dec-2023	—	11,000	10,987	10,719
Peregrine Apartments (Level 3)	—	3.60%		Jun-2024–Dec-2024	19,769	8,025	7,957	6,468
The Crest Apartments (Level 3)	—	3.75%		Jun-2024	4,535	4,965	4,962	4,542
Ladder 260 — Tax Exempt (Level 3)	—	4.04%		Nov-2025	6,815	1,347	1,372	905
99 Ocean (Level 3)	—	4.05%		Oct-2024	15,982	36,018	35,637	34,316
Soul (Level 3)	—	5.80%	1M SOFR+300	Apr-2025	24,512	238	37	(134)
53 Colton Street (Level 3)	—	6.12%	1M LIBOR+210	Dec-2023	—	16,017	15,961	15,855
San Cristina (Level 3)	—	6.15%	1M SOFR+260	Sep-2024	14,858	2,615	2,539	2,494
53 Colton Street (Level 3)	—	6.32%	1M LIBOR+230	Dec-2023	2,998	44	36	(155)
18 Sixth Ave at Pacific Park (Level 3)	—	6.54%	1M LIBOR+220	Dec-2024	4,281	12,941	12,915	12,699
18 Sixth Ave at Pacific Park (Level 3)	—	6.54%	1M LIBOR+220	Dec-2024	7,254	75,524	75,361	74,360
311 W 42nd Street (Level 3)	—	6.86%	1M LIBOR+300	Nov-2024	48,214	1,786	1,628	1,776
Granada (Level 3)	—	10.38%	1M SOFR+635	Jan-2024	3,519	9,481	9,449	9,492
					152,737	225,786	224,490	217,373
Forward Commitments (Direct Loans)
The Crest Apartments (Level 3)	—	3.75%		Dec-2023	3,815	—	(33)	(132)
Soul (Level 3)	—	6.40%	1M SOFR+300	Apr-2025	12,501	—	(101)	(42)
					16,316	—	(134)	(174)
Privately Insured Construction/Permanent Mortgages[7]
Illinois Housing Development Auth	6.20%	—		Dec-2047	—	2,857	2,865	2,840
Illinois Housing Development Auth	6.40%	—		Nov-2048	—	870	879	866
					—	3,727	3,744	3,706
Total Other Multifamily Investments					$169,053	$229,513	$228,100	$220,905

Commercial Mortgage-Backed Securities | 1.0% of net assets

Issuer	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Nomura	3.19%	Mar-2046	$ 45	$ 46	$ 44
Citigroup	3.62%	Jul-2047	8,000	8,160	7,730
Barclays/JP Morgan	3.81%	Jul-2047	2,250	2,295	2,195
RBS/Wells Fargo	3.82%	Aug-2050	5,000	5,107	4,843
Deutsche Bank/UBS	3.96%	Mar-2047	5,000	5,101	4,837
Barclays/JP Morgan	4.00%	Apr-2047	5,000	5,101	4,842
Cantor/Deutsche Bank	4.01%	Apr-2047	20,000	20,405	19,480
Barclays/JP Morgan	4.08%	Feb-2047	6,825	7,091	6,619
Cantor/Deutsche Bank	4.24%	Feb-2047	7,000	7,140	6,833
Total Commercial Mortgage Backed Securities			$59,120	$60,446	$57,423

20

Schedule of Portfolio Investments

December 31, 2022 (dollars in thousands) continued

United States Treasury Securities | 3.8% of net assets

Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
1.13%	Feb-2031	$ 25,000	$ 24,177	$ 20,376
1.50%	Feb-2030	35,000	36,314	29,818
1.75%	Nov-2029–Aug-2041	50,000	49,502	39,880
1.88%	Feb-2032	15,000	14,061	12,718
2.00%	Nov-2041	7,000	6,659	5,005
2.25%	May-2041	42,000	43,292	31,577
2.38%	Feb-2042	15,000	15,295	11,458
2.88%	Aug-2028–May-2032	25,000	24,776	23,243
3.00%	Aug-2052	20,000	18,132	16,574
4.00%	Nov-2042	15,000	14,758	14,695
4.50%	Nov-2024	25,000	25,043	25,003
Total United States Treasury Securities		$ 274,000	$ 272,009	$ 230,347

Total Fixed-Income Investments		$6,835,403	$6,922,056	$5,983,224

Equity Investment in Wholly-Owned Subsidiary | Less than 0.01% of net assets

Issuer	Face Amount (Cost)	Amount of Dividends or Interest	Value
HIT Advisers[8] (Level 3)	$1	$—	$236
Total Equity Investment	$1	$—	$236

Short-Term Investments | 1.6% of net assets

Issuer	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Commercial Paper
Halkin Finance	4.31%[9]	Jan-2023	$ 40,000	$ 39,990	$ 39,990
Blackrock Federal Funds	4.05%[10]	Jan-2023	54,498	54,498	54,498
Total Short-Term Investments			$ 94,498	$ 94,488	$ 94,488

Total Investments			$6,929,902	$7,016,545	$6,077,948

Futures Contracts | Notional Amount 0.81% of net assets

					Unrealized Appreciation
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value	(Depreciation)
Futures Short
CBOT Ultra 10-Year U.S. Treasury	400	Mar-2023	$48,504	$47,313	$1,191
Total Futures Contracts					$1,191

2022 ANNUAL REPORT	21

Schedule of Portfolio Investments

December 31, 2022 (dollars in thousands) continued

Footnotes

1	The HIT may make commitments in securities or loans that fund over time on a draw basis or forward commitments that fund at a single point in time. The unfunded amount of these commitments totaled $653.1 million at period end. Generally, GNMA construction securities fund over a 12- to 24-month period. Funding periods for State Housing Finance Agency construction securities and Direct Loans vary by project, but generally fund over a one- to 48-month period. Forward commitments generally settle within 12 months of the original commitment date.

2	Construction interest rates are the rates charged to the borrower during the construction phase of the project. The permanent interest rates are charged to the borrower during the amortization period of the loan, unless the U.S. Department of Housing and Urban Development requires that such rates be charged earlier.

3	Federally tax-exempt bonds collateralized by Ginnie Mae securities.

4	For floating and variable rate securities the rate indicated is for the period end. With respect to these securities, the schedule also includes the reference rate and spread in basis points.

5	The HIT records when issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when issued basis are marked to market monthly and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

6	Securities exempt from registration under the Securities Act of 1933 and were privately placed directly by a state housing agency (a not-for-profit public agency) with the HIT. The securities are backed by mortgages and are general obligations of the state housing agency, and therefore secured by the full faith and credit of said agency. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are considered liquid, under procedures established by and under the general supervision of the HIT’s Board of Trustees.

7	Loans insured by Ambac Assurance Corporation, are additionally backed by a repurchase option from the mortgagee for the benefit of the HIT. The repurchase price is defined as the unpaid principal balance of the loan plus all accrued unpaid interest due through the remittance date. The repurchase option can be exercised by the HIT in the event of a payment failure by Ambac Assurance Corporation.

8	The HIT has a participation interest in HIT Advisers, a Delaware limited liability company. HIT Advisers is a New York based adviser currently exempt from investment adviser registration in New York. The investment in HIT Advisers is valued by the HIT’s valuation committee in accordance with the fair value procedures adopted by the HIT’s Board of Trustees, and approximates carrying value of HIT Advisors and its subsidiary on a consolidated basis. The participation interest is not registered under the federal securities laws.

9	Rate indicated is the effective yield at the time of purchase.

10 Rate indicated is the annualized 1-day yield as of December 30, 2022.

Key to Abbreviations

M	Month

Y	Year

LIBOR	London Interbank Offered Rate

UST	U.S. Treasury

SOFR	Secured Overnight Financing Rate

22

Statement of Operations

For the Year Ended December 31, 2022 (dollars in thousands)

Investment income	$166,689

Expenses
Non-officer salaries and fringe benefits	8,320
Officer salaries and fringe benefits	5,250
Investment management	1,502
Marketing and sales promotion (12b-1)	1,251
Legal fees	450
Auditing, tax and accounting fees	406
Consulting fees	381
Insurance	348
Trustee expenses	87
Rental expenses	613
General expenses	2,237
Total expenses	20,845

Net investment income	145,844

Net realized and unrealized gains (losses) on investments
Net realized gains (losses) on investments	(46,271)
Net realized gains (losses) on futures	(28)
Total net realized gains (losses)	(46,299)

Net change in unrealized appreciation (depreciation) on investments	(1,063,688)
Net change in unrealized appreciation (depreciation) on futures	1,191
Total net change in unrealized gains (losses)	(1,062,497)
Net realized and unrealized gains (losses) on investments	(1,108,796)

Net increase (decrease) in net assets resulting from operations	$(962,952)

See accompanying Notes to Financial Statements.

2022 ANNUAL REPORT	23

Statement of Changes in Net Assets

For the Years Ended December 31, 2022 and 2021 (dollars in thousands)

Increase (decrease) in net assets from operations	2022	2021
Net investment income	$145,844	$121,316
Net realized gains (losses)	(46,299)	42,547
Net change in unrealized appreciation (depreciation)	(1,062,497)	(233,148)
Net increase (decrease) in net assets resulting from operations	(962,952)	(69,285)

Distributions to participants or reinvested	(160,154)	(164,726)

Increase (decrease) in net assets from unit transactions
Proceeds from the sale of units of participation	93,068	494,038
Dividend reinvestment of units of participation	148,507	152,548
Payments for redemption of units of participation	(199,962)	(55,307)
Net increase (decrease) from unit transactions	41,613	591,279

Total increase (decrease) in net assets	(1,081,493)	357,268

Net assets
Beginning of period	$7,106,556	$6,749,288
End of period	$6,025,063	$7,106,556

Unit information
Units sold	92,026	429,253
Distributions reinvested	147,014	132,574
Units redeemed	(203,171)	(47,955)
Increase in units outstanding	35,869	513,872

See accompanying Notes to Financial Statements.

24

Notes to Financial Statements

Note 1. Summary of Significant Accounting Policies

The American Federation of Labor and Congress of Industrial Organizations (AFL-CIO) Housing Investment Trust (HIT) is a common law trust created under the laws of the District of Columbia and is registered under the Investment Company Act of 1940, as amended (Investment Company Act), as a no-load, open- end investment company. The HIT has obtained certain exemptions from the requirements of the Investment Company Act that are described in the HIT’s Prospectus and Statement of Additional Information. Participation in the HIT is limited to eligible pension plans and labor organizations, including health and welfare, general, voluntary employees’ benefit associations and other funds that have beneficiaries who are represented by labor organizations. The following is a summary of significant accounting policies followed by the HIT in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles (GAAP) in the United States. The HIT follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services—Investment Companies.

Investment Valuation

Net asset value per share (NAV) is determined as of the close of regular trading (normally 4:00 p.m.) of the New York Stock Exchange on the last business day of each calendar month. The HIT’s Board of Trustees is responsible for the valuation process. The HIT’s Board of Trustees has designated the officers of the HIT that comprise the HIT’s Valuation Committee as the “valuation designee” to perform fair valuations of the HIT’s investments pursuant to Rule 2a-5 under the Investment Company Act. The Valuation Committee, in accordance with the policies and procedures approved by the HIT’s Board of Trustees, is also responsible for evaluating the effectiveness of the HIT’s pricing policies, determining the reliability of third-party pricing information and reporting to the Board of Trustees on valuation matters, including fair value determinations. Following is a description of the valuation methods and inputs applied to the HIT’s major categories of assets. Portfolio securities for which market quotations are readily available are valued at market price as supplied by a third-party pricing vendor. For U.S. Treasury securities, independent pricing services generally base prices on actual transactions as well as dealer-supplied market information. For State Housing Finance Agency securities, independent pricing services generally base prices using models that utilize trading spreads, new issue scales, verified bid information and credit ratings. For commercial mortgage-backed securities, independent pricing services generally base prices on cash flow models that take into consideration benchmark yields and utilize available trade information, dealer quotes and market color.

For U.S. agency and government-sponsored enterprise securities, including single family and multifamily mortgage-backed securities, construction mortgage securities and loans and collateralized mortgage obligations, independent pricing services generally base prices on an active TBA (to-be-announced) market for mortgage pools, discounted cash flow models, or option-adjusted spread models. Independent pricing services examine reference data and use observable inputs such as issue name, issue size, ratings, maturity, call type and spread/ benchmark yields, as well as dealer-supplied market information. The discounted cash flow or option-adjusted spread models utilize inputs from matrix pricing, which consider observable market-based discount and prepayment rates, attributes of the collateral, and yield or price of bonds of comparable quality, coupon, maturity and type.

Investments in registered open-end investment management companies are valued based upon the NAV of such investments.

When the HIT finances the construction and permanent securities or participation interests, value is determined based upon the total amount, funded and/or unfunded, of the commitment.

Portfolio investments for which market quotations are deemed unreliable or for which prices from independent pricing services are not available are valued at their fair value determined in good faith by the HIT’s Valuation Committee, as valuation designee, pursuant to procedures approved by the HIT’s Board of Trustees. In determining fair market value, the Valuation Committee will employ a valuation method that it believes reflects fair value for that asset, which may include the use of an independent valuation consultant or the utilization of a discounted cash flow model based on broker and/or other market inputs. The frequency with which these fair value procedures may be used cannot be predicted. However, on December 31, 2022, the Valuation Committee fair valued less than 0.01% of the HIT’s net assets utilizing internally derived unobservable inputs.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Short-term investments acquired with a stated maturity of 60 days or less are generally valued at amortized cost, which approximates fair market value.

The HIT holds a 100% ownership interest, either directly or indirectly in HIT Advisers LLC (HIT Advisers). HIT Advisers is valued at its fair value determined in good faith under consistently applied procedures approved by the HIT’s Board of Trustees, which approximates its respective carrying value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. The HIT classifies its assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based

2022 ANNUAL REPORT	25

Notes to Financial Statements

continued

on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities, interest rates, prepayment speeds, credit risk and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the HIT’s determination of assumptions that market participants might reasonably use in valuing the securities.

The following table presents the HIT’s valuation levels as of December 31, 2022:

	Investment Securities
(dollars in thousands)	Level 1	Level 2	Level 3	Total
Investments in Securities:
FHA Permanent Securities	$—	$122,610	$—	$122,610
Ginnie Mae Construction Securities	—	84,008	—	84,008
Ginnie Mae Securities	—	1,663,768	—	1,663,768
Fannie Mae Securities	—	2,645,483	—	2,645,483
Freddie Mac Securities	—	465,432	—	465,432
State Housing Finance Agency Securities	—	472,896	—	472,896
Other Multifamily Investments
Direct Loans	—	—	217,373	217,373
Privately Insured Construction/Permanent Mortgages	—	3,706	—	3,706
Total Other Multifamily Investments	—	3,706	217,373	221,079
Commercial Mortgage-Backed Securities	—	57,423	—	57,423
United States Treasury Securities	—	230,347	—	230,347
Equity Investments	—	—	236	236
Short-Term Investments	94,488	—	—	94,488
Other Financial Instruments[1]	—	20,352	(174)	20,178
Total Investments in Securities	94,488	5,766,025	217,435	6,077,948

Derivatives Investments:
Assets
Futures Contracts[2]	1,191	—	—	1,191
Total Derivatives Investments	1,191	—	—	1,191

1. If held in the portfolio at report date, other financial instruments includes forward commitments, TBA and when-issued securities.

2. Amounts shown represent unrealized appreciation (depreciation) at period end as presented in the Schedule of Investments.

Only initial margin and variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

The following table reconciles the valuation of the HIT’s Level 3 investment securities and related transactions for the period ended December 31, 2022:

		Investments in Securities
	Other Multifamly	Equity	Other Financial
(dollars in thousands)	Investments	Investment	Instruments	Total
Beginning Balance, 12/31/2021	$ 126,769	$104	$ 112	$ 126,985
Paydowns/Settlements	(3,574)	—	—	(3,574)
Total Unrealized Gain (Loss)*	(8,716)	132	(286)	(8,870)
Cost of Purchases	102,894	—	—	102,894
Ending Balance, 12/31/2022	$217,373	$236	$(174)	$217,435

* Net change in unrealized gain (loss) attributable to Level 3 securities held at December 31, 2022 totaled $(8,870,000) and is included on the accompanying Statement of Operations.

For the year ended December 31, 2022, there were no transfers in levels.

Level 3 securities primarily consists of Direct Loans which were valued by an independent pricing service as of December 31, 2022 utilizing a discounted cash flow model. Weighted average lives for the loans ranged from 0.16 to 2.42 years. Unobservable inputs include spreads to relevant U.S. Treasuries ranging from 422 to 469 basis points. A change in unobservable inputs may impact the value of the loans.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

26

Notes to Financial Statements

continued

Federal Income Taxes

The HIT’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (Internal Revenue Code), that are applicable to regulated investment companies, and to distribute all of its taxable income to its participants. Therefore, no federal income tax provision is required.

Tax positions taken or expected to be taken in the course of preparing the HIT’s tax returns are evaluated to determine whether the tax positions are “more-likely- than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed for all open years the HIT’s tax positions taken on federal income tax returns and has concluded that no provision for income tax is required in the HIT’s financial statements.

The HIT files U.S. federal, state and local tax returns as required. The HIT’s tax returns are subject to examination by the relevant tax authorities until the expiration of the applicable statutes of limitations, which is generally three years after the filing of the tax return but could be longer in certain circumstances.

Distributions to Participants

At the end of each calendar month, a pro-rata distribution is made to participants of the net investment income earned during the month. This pro-rata distribution is based on the participant’s number of units held as of the immediately preceding month- end and excludes realized gains (losses) which are distributed at year-end. Participants redeeming their investments are paid their pro-rata share of undistributed net income accrued through the month-end of the month in which they redeem. The HIT offers a reinvestment plan that permits current participants to automatically reinvest their distributions of income and capital gains, if any, into the HIT’s units of participation. Total reinvestment was approximately 93% of distributed income for the year ended December 31, 2022.

Investment Transactions and Income

For financial reporting purposes, security transactions are accounted for as of the trade date. Gains and losses on securities sold are determined on the basis of amortized cost. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income.

Interest income is accrued as earned. Premiums, purchase discounts, and loan origination discounts, including related direct costs, are amortized as adjustments to the related loan’s yield over the contractual life of the loan using the effective interest method. In connection with the prepayment of a loan or security, any remaining unamortized amounts are recognized into income as a gain or loss and, depending upon the terms of the loan, there may be additional income that is earned based upon the prepayment and recognized in the period of the prepayment.

12b-1 Plan of Distribution

The HIT’s Board of Trustees has approved a Plan of Distribution under Rule 12b -1 under the Investment Company Act to pay for marketing and sales promotion expenses incurred in connection with the offer and sale of units and related distribution activities (12b-1 expenses). For the year ended December 31, 2022, the HIT was authorized to pay 12b-1 expenses in an annual amount up to $600,000 or 0.05% of its average net assets on an annualized basis per fiscal year, whichever was greater. During the year ended December 31, 2022, the HIT incurred approximately $1,251,000, or 0.02% of its average monthly net assets on an annualized basis, in 12b-1 expenses.

Note 2. Investment Risk

Interest Rate Risk

As with any fixed-income investment, the market value of the HIT’s investments will generally fall at times when market interest rates rise. Rising interest rates may also reduce prepayment rates, causing the average life of the HIT’s investments to increase. This could in turn further reduce the value of the HIT’s portfolio.

Certain instruments held by the HIT pay an interest rate based on the London Interbank Offered Rate (LIBOR), which is the average offered rate for various maturities of short-term loans between certain major international banks. It is expected that LIBOR will be discontinued at the end of 2023 and that the finance industry will phase in a new reference rate. The bulk of LIBOR based instruments held by the HIT are issued and backed by government-sponsored enterprises and will be subject to an industry-wide transition. With regard to other such instruments held by the HIT, which are related to its direct loans, the HIT has included language in its investment loan documentations to provide for an agreed upon methodology to calculate a new benchmark rate spread. It is possible that the transition to a new reference rate may cause increased volatility and illiquidity in the markets for instruments with terms tied to LIBOR or other adverse consequences for these instruments. These events, if they occur, may adversely affect the HIT and its investments in such instruments.

2022 ANNUAL REPORT	27

Notes to Financial Statements

continued

Prepayment and Extension Risk

The HIT invests in certain fixed-income securities whose value is derived from an underlying pool of mortgage loans that are subject to prepayment and extension risk.

Prepayment risk is the risk that a security will pay more quickly than its assumed payment rate, shortening its expected average life. In such an event, the HIT may be required to reinvest the proceeds of such prepayments in other investments bearing lower interest rates. The majority of the HIT’s securities backed by loans for multifamily projects include restrictions on prepayments for specified periods to mitigate this risk or include prepayment penalties to compensate the HIT. Prepayment penalties, when received, are included in realized gains.

Extension risk is the risk that a security will pay more slowly than its assumed payment rate, extending its expected average life. When this occurs, the HIT’s ability to reinvest principal repayments in higher returning investments may be limited.

These two risks may increase the sensitivity of the HIT’s portfolio to fluctuations in interest rates and negatively affect the value of the HIT’s portfolio.

Credit Risk

A majority of HIT’s investments have a form of credit enhancement to protect against losses in the event of a default. However, in the event of a default of an underlying mortgage loan where the investment does not have credit enhancement or that an entity providing credit enhancement for an investment fails to meet its obligations under the credit enhancement, the HIT would be subject to the risks that apply to real estate investments generally with respect to that investment. Certain real estate risks include construction failure, loan non-repayment, foreclosure, and environmental and litigation risk.

Futures Contracts

A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset at a specified price on a specified day or days in the future. The HIT may use U.S. Treasury futures contracts to manage the interest rate risk of the HIT portfolio. Upon entering into a futures contract, the HIT is required to deposit either cash or securities (Initial Margin) with a clearing broker. Non -cash collateral pledged by the HIT, if any, is disclosed in the Schedule of Investments, and cash collateral, if any, is held in a segregated account with the broker, which is reflected as Cash collateral held with broker in the Statement of Assets and Liabilities. Positions taken in the futures market are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While the HIT will usually liquidate futures contracts in this manner, the HIT may instead make or take delivery of the underlying asset whenever it appears economically advantageous for the HIT to do so.

The HIT may invest up to 5% of its net assets, measured using notional value, in U.S. Treasury futures contracts for duration management purposes. Investments in U.S. Treasury futures contracts may add leverage because the HIT would be subject to investment exposure on the notional amount of the futures contracts. Investments in derivatives can increase the volatility of the HIT’s NAV and may expose it to significant additional costs. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. There is no guarantee that the use of derivatives will achieve their intended result.

Any open futures contracts at period end are presented in the Schedule of Investments, which reflects unrealized cumulative appreciation (depreciation). The notional amount at value reflects each contract’s exposure to the underlying instrument at period end. The period end variation margin is reflected as Variation margin due from broker in the Statement of Assets and Liabilities, and the net cumulative appreciation (depreciation) is included in Net realized and change in unrealized gains (losses) on futures in the Statement of Operations. The average month-end notional amount of short futures contracts held was $4.3 million for the period ended December 31, 2022. The HIT did not enter into long futures contracts in 2022.

Note 3. Transactions with Related Entities

HIT Advisers

HIT Advisers, a Delaware limited liability company, was formed by the HIT to operate as an investment adviser and be registered, as appropriate under applicable federal or state law. HIT Advisers is owned by HIT directly (99.9%), and indirectly through HIT Advisers Managing Member (0.1%) which is also wholly owned by the HIT. This ownership structure is intended to insulate the HIT from any potential liabilities associated with the conduct of HIT Advisers’ business. The HIT receives no services from HIT Advisers and carries it as a portfolio investment that meets the definition of a controlled affiliate.

28

Notes to Financial Statements

continued

In accordance with a contract, in addition to its membership interest, the HIT provides HIT Advisers advances to assist with its operations and cash flow management as needed. Advances are expected to be repaid as cash becomes available. HIT maintains an allowance for doubtful receivable due to aging balances. Also in accordance with the contract, the HIT may provide the time of certain personnel and allocates operational expenses to HIT Advisers on a cost-reimbursement basis. As of December 31, 2022, HIT Advisers had no assets under management.

A rollforward of advances to HIT Advisers by the HIT is included in the table below:

Advances to HIT Advisers by HIT	(dollars in thousands)
Ending Balance, 12/31/2021	$429
Advances in 2022	71
Repayment by HIT Advisers in 2022	—
Ending Balance, 12/31/2022	$500

Building America

Building America CDE, Inc. (Building America), a wholly owned subsidiary of HIT Advisers, is a Community Development Entity, certified by the Community Development Financial Institutions Fund (CDFI Fund) of the U.S. Department of the Treasury.

In accordance with a contract, the HIT provides the time of certain personnel to Building America and allocates operational expenses on a cost-reimbursement basis. Also, in accordance with the contract, the HIT provides Building America advances to assist with its operations and cash flow management as needed. Advances are repaid as cash becomes available.

A rollforward of advances to Building America by the HIT is included in the table below:

Advances to BACDE by HIT	(dollars in thousands)
Ending Balance, 12/31/2021	$89
Advances in 2022	1,206
Repayment by BACDE in 2022	(1,195)
Ending Balance, 12/31/2022	$100

Summarized financial information on a consolidated basis for HIT Advisers and Building America included in the table below:

(dollars in thousands)
As of December 31, 2022
Assets	$1,957
Liabilities	$1,721
Equity	$236
For the year ended December 31, 2022
Income	$1,599
Expenses	(1,450)
Tax Expenses	(35)
Net Income (Loss)	$114

Note 4. Leases

The HIT leases certain real estate properties for office space which are classified as operating leases. The HIT also leases equipment which is classified as a financing lease. The leases are included in right-of-use (ROU) assets on the HIT’s statement of assets and liabilities. ROU assets represent the HIT’s right to use an underlying asset for the lease term and lease obligations represent the HIT’s obligation to make lease payments arising from the lease. ROU assets and obligations are recognized at the commencement date based on the present value of lease payments over the lease term. As most of the HIT’s leases do not provide an implicit rate, the HIT uses its incremental borrowing rate based on the information available at the commencement date of the lease in determining the present value of lease payments. The HIT determines if an arrangement is a lease at inception. The HIT’s lease terms may include options to extend or terminate the lease when it is reasonably certain that the HIT will exercise that option. Lease expense and amortization expense are recognized on a straight-line basis over the lease term.

2022 ANNUAL REPORT	29

Notes to Financial Statements

continued

(dollars in thousands)	Operating Lease	Financing Lease	Total
ROU Asset, 1/1/2022	$4,048	$18	$4,066
Addition of ROU Asset	752	—	752
Reduction/Amortization of ROU Asset	(487)	(16)	(503)
Right-of-Use Asset, 12/31/2022	$4,313	$2	$4,315

Lease Liability, 1/1/2022	$4,577	$23	$4,600
Addition of Lease Liability	819	—	819

Lease Payments	(634)	(21)	(655)
Imputed Interest	88	—	88
Reduction of Lease Liability	(546)	(21)	(567)
Lease Liability, 12/31/2022	$4,850	$2	$4,852

Lease Expense	$(576)	$(16)	$(592)
Weighted Average Discount Rate	1.94%	3.70%
Weighted Average Remaining Term (Years)	8.4	1.5

Note 5. Commitments

The HIT may make commitments in securities or loans that fund over time on a draw basis or forward commitments that fund at a single point in time. The HIT agrees to an interest rate and purchase price for these securities or loans when the commitment to purchase is originated.

Certain assets of the HIT are invested in liquid investments until they are required to fund these purchase commitments. As of December 31, 2022, the HIT had outstanding unfunded purchase commitments of approximately $ 653.1 million. The HIT maintains a sufficient level of liquid securities of no less than the total of the outstanding unfunded purchase commitments. As of December 31, 2022, the value of liquid securities, less short-term investments, maintained in a custodial trading account was approximately $5.7 billion.

Note 6. Investment Transactions

Purchases and sales of investments, excluding short-term securities and U.S. Treasury securities, for the year ended December 31, 2022, were $1.5 billion and $261.0 million, respectively.

Note 7. Income Taxes

No provision for federal income taxes is required since the HIT intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from GAAP; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records were adjusted for permanent book/tax differences to reflect tax character.

The tax character of distributions paid during 2022 and 2021 were as follows:

(dollars in thousands)	2022	2021
Ordinary Investment Income	$ 160,154	$ 146,918
Long-term capital gain on investments	̶	17,808
Total Distributions Paid to Participants or Reinvested	$160,154	$164,726

As of December 31, 2022, the components of accumulated earnings on a tax basis were as follows:

(dollars in thousands)	2022
Accumulated Capital Loss Carryforward	$ (58,963)
Unrealized Depreciation	(938,889)
Undistributed Ordinary Income	2,822
Other Temporary Differences	(4,575)
Total Accumulated Losses	$(999,605)

30

Notes to Financial Statements

continued

During 2022, the HIT accumulated a capital loss carry forward of $ 58,963,000, consisting of $12,350,000 short-term and $46,613,000 long-term capital losses, which may be used to offset future capital gains for an unlimited period.

The differences between book basis and tax basis components are primarily attributed to wash sales, recognition for tax purposes of unrealized gains/losses on certain derivative instruments, and the tax treatment of deferred compensation plans, accrued expenses and deprecation. For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. These reclassifications are primarily due to the different book and tax treatment of meals and entertainment and insurance premiums paid. Results of operations and net assets are not affected by these reclassifications.

For the year ended December 31, 2022, the HIT recorded the following permanent reclassifications:

(dollars in thousands)	2022
Distributable earnings (accumulated losses)	$321
Amount Invested and Reinvested by Current Participants	$(321)

At December 31, 2022, the cost of investments for federal income tax purposes was $7,016,837,000. Net unrealized loss aggregated $938,889,000 at period-end, of which $2,758,000 related to appreciated investments and $941,647,000 related to depreciated investments.

Note 8. Retirement and Deferred Compensation Plans

The HIT participates in the AFL-CIO Staff Retirement Plan (Plan), which is a multiemployer defined benefit pension plan, under the terms of a collective bargaining agreement. The Plan covers substantially all employees, including non-bargaining unit employees. The risks of participating in a multiemployer plan are different from a single-employer plan in the following aspects:

a.	Assets contributed to a multiemployer plan by one employer may be used to provide benefits to employees of other participating employers.

b.	If a participating employer stops contributing to the plan, the unfunded obligations of the plan may be borne by the remaining participating employers based on their level of contributions to the plan.

c.	If the HIT chooses to stop participating in its multiemployer plan, the HIT may be required to pay the plan an amount based on the HIT’s share of the underfunded status of the plan, referred to as a withdrawal liability.

The HIT’s participation in the Plan for the year ended December 31, 2022, is outlined in the table below. The “EIN/Pension Plan Number” line provides the Employer Identification Number (EIN) and the three-digit plan number. The most recent Pension Protection Act (PPA) zone status available as of December 31, 2022 is for the 2020 Plan year ended at June 30, 2021. The zone status is based on information that the HIT received from the Plan and is certified by the Plan’s actuary. Among other factors, plans in the red zone are generally less than 65% funded, plans in the yellow zone are less than 80% funded, and plans in the green zone are at least 80% funded. The “FIP/RP Status Pending/ Implemented” line indicates whether a financial improvement plan (FIP) or a rehabilitation plan (RP) is either pending or has been implemented.

Pension Fund: AFL-CIO Staff Retirement Plan

EIN/Pension Plan Number	53-0228172 / 001
2020 Plan Year PPA Zone Status	Green
FIP/RP Status Pending/ Implemented	No
2022 Contributions	$2,223,442
2022 Contribution Rate	24%
Surcharge Imposed	No
Expiration Date of Collective Bargaining Agreement	04/01/2024

The HIT was listed in the Plan’s Form 5500 as providing more than 5% of the total contributions for the following plan year:

Year Contributions to Plan Exceeded
Pension Fund	5 Percent of Total Contributions
AFL-CIO Staff Retirement Plan	2020[1]

1.	The 2020 plan year ended at June 30, 2021.

2022 ANNUAL REPORT	31

Notes to Financial Statements

continued

At the date the HIT financial statements were issued, the Plan’s Form 5500 was not available for the plan year ended June 30, 2022.

The HIT also sponsors a deferred compensation plan, referred to as a 401(k) plan, covering all employees. This plan permits employees to defer the lesser of 100% of their total compensation or the applicable Internal Revenue Service limit. During 2022, the HIT matched dollar for dollar the first $6,400 of each employee’s contributions. The HIT’s 401(k) contribution for the year ended December 31, 2022, was approximately $260,000.

Note 9. Contract Obligations

In the ordinary course of business, the HIT enters into contracts that contain a variety of indemnifications. The HIT’s maximum exposure under these arrangements is unknown. However, the HIT has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be low.

Note 10. COVID-19

The continued outbreak of COVID-19 and the recovery responses could adversely impact the operations of the HIT and its service providers, and the financial performance of the HIT and the HIT’s investments. Investors should be aware that in light of the continued uncertainty and distress in economies and financial markets, the value of the HIT’s investments is subject to volatility and other adverse events. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the HIT will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time.

Note 11. Subsequent Events

The HIT evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the HIT’s financial statements.

32

Financial Highlights

Select Per Share Data and Ratios for the Years Ended December 31

Per share data	2022	2021	2020	2019	2018
Net asset value, beginning of period	$1,137.06	$1,176.64	$1,140.24	$1,087.85	$1,117.32
Income from investment operations:
Net investment income*	23.21	20.20	25.13	29.65	29.25
Net realized and unrealized gains (losses) on investments	(176.26)	(32.43)	45.18	54.26	(27.99)
Total income (loss) from investment operations	(153.05)	(12.23)	70.31	83.91	1.26
Less distributions from:
Net investment income	(25.49)	(24.29)	(28.41)	(31.52)	(30.73)
Net realized gains on investments	—	(3.06)	(5.50)	—	—
Total distributions	(25.49)	(27.35)	(33.91)	(31.52)	(30.73)

Net asset value, end of period	$958.52	$1,137.06	$1,176.64	$1,140.24	$1,087.85

Total return	-13.55%	-1.04%	6.20%	7.78%	0.16%

Net assets, end of period (in thousands)	$6,025,063	$7,106,556	$6,749,288	$6,554,926	$5,889,450

Ratios/supplemental data
Ratio of expenses to average net assets	0.32%	0.31%	0.32%	0.34%	0.42%
Ratio of net investment income to average net assets	2.3%	1.7%	2.1%	2.6%	2.7%
Portfolio turnover rate	25.3%	30.4%	30.3%	17.6%	15.2%

*The average shares outstanding method has been applied for this per share information.

See accompanying Notes to Financial Statements.

2022 ANNUAL REPORT	33

Board of Trustees

As of December 31, 2022

Correspondence intended for a Trustee may be sent to the AFL-CIO Housing Investment Trust, 1227 25th Street, NW, Suite 500, Washington, DC 20037.

Overall responsibility for the management of the HIT, the establishment of policies, and the oversight of activities is vested in its Board of Trustees. The list below provides the following information for each of the Trustees: Name, age, position, term of office, length of time served, principal occupations during at least the past five years and other directorships held.* The HIT’s Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request, by placing a collect call to the HIT’s Investor Relations Office at (202) 331-8055 or by viewing the HIT’s website at www.aflcio-hit.com.

Name/Age	Position	Term of Office	Principal Occupation During at Least Past Five Years/Other Directorships Held
Chris Coleman** Age 61	Chair	Service Commenced December 2020 Term Expires 2023	President and CEO, Twin Cities Habitat for Humanity; Formerly, Mayor, City of Saint Paul, MN; President, National League of Cities; Member, St. Paul City Council; Investment Advisor, RBC Cain Rauscher.
Vincent Alvarez Age 54	Union Trustee	Service Commenced December 2012 Term Expires 2025	President, New York City Central Labor Council; formerly Assistant Legislative Director, New York State AFL-CIO; New York City Central Labor Council Chief of Staff.
Kenneth W. Cooper Age 61	Union Trustee	Service Commenced January 2018 Term Expires 2023	International President, International Brotherhood of Electrical Workers (“IBEW”); formerly International Secretary-Treasurer, IBEW and Vice President, Fourth District, IBEW.
Timothy J. Driscoll Age 59	Union Trustee	Service Commenced March 2020 Term Expires 2025	President, International Union of Bricklayers and Allied Craftworkers (“BAC”); Member, BAC Executive Board; Co-Chair of both Bricklayers and Trowel Trades International Pension Fund and International Health Fund; Member, Governing Board of Presidents, NABTU; formerly, Secretary-Treasurer and Executive Vice President, International Union BAC.
Sean McGarvey** Age 60	Union Trustee	Service Commenced December 2012 Term Expires 2024	President, North America’s Building Trades Unions; formerly Secretary-Treasurer, Building and Construction Trades Department, AFL-CIO.
Terry O’Sullivan Age 67	Union Trustee	Service Commenced December 2019 Term Expires 2025	General President, LIUNA; Labor Co-Chairman of the Laborers’ Training and Education Fund; Board Chairman of the LIUNA Charitable Foundation; Member, Governing Board of Presidents of North America’s Building Trades Unions, AFL-CIO; Member of the Executive Council and Executive Committee of the AFL-CIO; Trustee, ULLICO.
Fred Redmond Age 68	Union Trustee	Service Commenced September 2021 Term Expires 2023	Secretary-Treasurer, AFL-CIO; Trustee, AFL-CIO Staff Retirement Plan, President, Trade Union Confederation of Americas; Chair, A. Philip Randolph Institute; formerly Member, AFL-CIO Executive Council; International Vice President (Human Affairs), United Steelworkers
Anthony Shelton Age 69	Union Trustee	Service Commenced June 2020 Term Expires 2023	International President, Bakery, Confectionery, Tobacco Workers & Grain Millers Union (“BCTGM”); formerly International Secretary-Treasurer, BCTGM.
Elizabeth Shuler** Age 52	Union Trustee	Service Commenced October 2009 Term Expires 2024	President, AFL-CIO; Trustee, AFL-CIO Staff Retirement Plan; formerly Secretary-Treasurer, AFL-CIO; Executive Assistant to the President, IBEW.
Kevin Filter Age 69	Management Trustee	Service Commenced December 2019 Term Expires 2025	Managing Principal, GFW Equities, Mud Duck Capital & Los Cielos; formerly International Director, JLL; Co-Founder, Principal and President, Oak Grove Capital; Co- Founder, Principal and President, Glaser Financial Group.
Bridget Gainer Age 54	Management Trustee	Service Commenced January 2018 Term Expires 2023	Commissioner, Cook County Board; Vice President Global Affairs, Head of Public Affairs & Business Development & Strategy, Aon; formerly Director, Chicago Parks District.
Jack Quinn, Jr.** Age 71	Management Trustee	Service Commenced June 2005 Term Expires 2023	Senior Advisor for Public & Community Relations, Barclay Damon; formerly President, Erie Community College; formerly President, Cassidy & Associates; Member of Congress, 27th District, New York.
Deidre L. Schmidt Age 52	Management Trustee	Service Commenced January 2018 Term Expires 2023	President & CEO, CommonBond Communities; formerly Principal, One Roof Global Consulting; Lecturer, Harvard Graduate School of Design; Executive Director, Affordable Housing Institute.
Tony Stanley** Age 89	Management Trustee	Service Commenced December 1983 Term Expires 2025	Director, TransCon Builders, Inc.; formerly Executive Vice President, TransCon Builders, Inc.
Harry W. Thompson** Age 63	Management Trustee	Service Commenced April 2019 Term Expires 2024	Consultant, Harry Thompson Associates; formerly, Chief Financial Officer, Community Preservation & Development Corporation; Chief Financial Officer, Realty Investment Company, Inc.
William C. Thompson Age 69	Management Trustee	Service Commenced January 2018 Term Expires 2023	Senior Managing Director, Chief Administrative Officer, Siebert Cisneros Shank & Co., LLC; formerly Comptroller, City of New York.

*	Includes any directorships in a corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or a company registered as an investment company under the Investment Company Act of 1940, as amended.

**	Executive Committee Member.

34

Officers*

Chang Suh, CFA, age 51; Chief Executive Officer (since 2018) and Chief Investment Officer (since 2003), AFL-CIO Housing Investment Trust; formerly Chief Portfolio Manager, Senior Executive Vice President, Assistant Portfolio Manager, and Senior Portfolio Analyst, AFL-CIO Housing Investment Trust; Senior Auditor, Arthur Andersen.

Theodore S. Chandler, age 63; Senior Managing Director-Strategic Initiatives, AFL- CIO Housing Investment Trust since 2021; formerly Managing Director/Regional Operations, Chief Operating Officer, AFL- CIO Housing Investment Trust; Vice President, Fannie Mae; Deputy Director, Chief Financial Officer and General Counsel, Massachusetts Industrial Finance Agency.

John Hanley, age 56; Senior Managing Director–Multifamily Originations, AFL-CIO Housing Investment Trust since 2019; formerly Director—Investments, National Real Estate Advisors; Executive Vice President—Investments and Portfolio Management, AFL-CIO Housing Investment Trust; Executive Vice President—Investments, AFL-CIO Investment Trust Corporation.

Erica Khatchadourian, age 55; Chief Operating Officer, AFL-CIO Housing Investment Trust since 2022; formerly Chief Financial Officer, Controller, Chief of Staff and Director of Operations, AFL- CIO Housing Investment Trust; Senior Consultant, Price Waterhouse.

Nicholas C. Milano, age 55, General Counsel, AFL-CIO Housing Investment Trust since 2013; formerly Of Counsel, Perkins Coie LLP; Deputy General Counsel and Chief Compliance Officer, Legg Mason Capital Management; Deputy General Counsel and Chief Compliance Officer, AFL-CIO Housing Investment Trust; Senior Counsel, Division of Investment Management, Securities and Exchange Commission.

Laureen O’Brien, age 52; Chief Compliance Officer and Counsel, AFL-CIO Housing Investment Trust since 2022; formerly Director of Compliance, Special Counsel and Chief of Staff, AFL-CIO Housing Investment Trust.

Harpreet S. Peleg, CFA, age 48; Chief Financial Officer, AFL-CIO Housing Investment Trust since 2022; Chief Executive Officer, Building America CDE, Inc.; formerly Senior Managing Director-Finance and Controller, AFL-CIO Housing Investment Trust; Chief Financial Officer, AFL-CIO Investment Trust Corporation; Financial Analyst, Goldman Sachs & Co.; Senior Associate, Pricewaterhouse Coopers.

Julissa Servello, age 45, Director of Investor Relations, AFL-CIO Housing Investment Trust since 2021; formerly Senior Investor Relations Manager, Investor Relations Manager, Marketing Coordinator, AFL-CIO Housing Investment Trust.

Lesyllee White, age 60; Chief Marketing Officer, AFL-CIO Housing Investment Trust since 2018; formerly Executive Vice President and Managing Director of Defined Benefit Marketing, Director of Marketing, Regional Marketing Director and Senior Marketing Associate, AFL-CIO Housing Investment Trust; Vice President, Northern Trust Company.

*	All officers of the HIT are located at 1227 25th Street, NW, Suite 500, Washington, DC 20037 except Mr. Chandler who is located at 155 N. Lake Avenue, Suite 800, Pasadena, CA 91191. No officer of the HIT serves as a trustee or director in any corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or any company registered as an investment company under the Investment Company Act of 1940, as amended. These officers are appointed annually, serving for a period of approximately one year or until their respective successors are duly appointed and qualified.

2022 ANNUAL REPORT	35

Service Providers

Independent Registered Public Accounting Firm

Ernst & Young LLP

Tysons, VA

Legal Counsel

Dechert LLP

Washington, DC

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE

Custodian

Bank of New York Mellon

New York, NY

36

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at (202) 331-8055 or by viewing the HIT’s website at www.aflcio- hit.com. The prospectus should be read carefully before investing. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of December 31, 2022. Economic impact data is in 2021 dollars and all other figures are nominal.

This document contains forecasts, estimates, opinions and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. Actual outcomes and results may differ significantly from the views expressed. It should not be considered as investment advice or a recommendation of any kind.

AFL-CIO HOUSING INVESTMENT TRUST NATIONAL OFFICE | 1227 25th Street, NW, Suite 500 | Washington, D.C. 20037 | (202) 331-8055 www.aflcio-hit.com

Item 2. Code of Ethics.

(a)	The Trust has adopted a Code of Ethics to comply with Section 406 of the Sarbanes-Oxley Act of 2002, as of December 31, 2022. This Code of Ethics applies to the Trust’s principal executive officer, principal financial officer, and principal accounting officer or controller or persons performing similar functions.

(b)	For purposes of this Item, the term “Code of Ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the Registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)	The Trust’s Code of Ethics was not amended during the period covered by the Report.

(d)	There have been no waivers granted from any provision of the Trust’s Code of Ethics during the period covered by the Report.

(e)	Not applicable.

(f)	(1)	A copy of the Trust’s Code of Ethics is filed herewith as an Exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

(a)	(1)	The Trust’s Board of Trustees has determined that Harry Thompson possesses the attributes to qualify as an Audit Committee financial expert and has designated Mr. Thompson the Audit Committee’s financial expert.

(2)	Mr. Thompson is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Fees billed by Ernst & Young LLP (“EY”) to the Registrant:

Fiscal Year Ended 2022: $352,600

Fiscal Year Ended 2021: $357,300

The amounts above reflect the aggregate fees billed by EY, the Registrant’s independent auditor, for professional services provided to the Registrant for the audit of the Registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements.

(b)	Audit-Related Fees

Fees billed by EY to the Registrant:

Fiscal Year Ended 2022: $0

Fiscal Year Ended 2021: $0

The amounts above reflect the aggregate fees billed by the Registrant’s independent auditors for assurance and related services relating to the performance of the audit of the Registrant’s financial statements that are not reported under paragraph (a) of this Item.

Fees billed by EY to the Registrant’s investment adviser (“Adviser”) and any entity controlling, controlled by or under common control with the registrant’s adviser that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”) that were pre-approved:

Fiscal Year Ended 2022: $0

Fiscal Year Ended 2021: $0

The amounts above reflect the aggregate fees billed by EY for services relating to the performance of the audit of the financial statements of the Adviser and service affiliates and that relate directly to the operations or financial reporting of the Registrant.

(c)	Tax Fees

Fees billed by EY to the Registrant:

Fiscal Year Ended 2022: $35,500

Fiscal Year Ended 2021: $35,000

The amounts above reflect the aggregate fees billed by EY for professional services provided to the Registrant for tax compliance, including preparation of tax returns and distribution assistance.

Fees billed by EY to the Adviser and any service affiliates:

Fiscal Year Ended 2022: $0

Fiscal Year Ended 2021: $0

The amounts above reflect the aggregate fees billed by EY for tax-related services provided to the Adviser and service affiliates and that relate directly to the operations or financial reporting of the Registrant.

(d)	All Other Fees

Fees billed by EY to the Registrant:

Fiscal Year Ended 2022: $16,000

Fiscal Year Ended 2021: $16,000

The amounts above reflect the aggregate fees billed for all services provided by EY to the Registrant in connection with the preparation of a report on the Schedule of Rates of Return including an opinion on the Global Investment Performance Standards.

Fees billed by EY to the Adviser and any service affiliates:

Fiscal Year Ended 2022: $0

Fiscal Year Ended 2021: $0

The amounts above reflect the aggregate fees billed for all services other than those set forth in paragraphs (a), (b) and (c) of this Item provided by the EY to the Adviser and service affiliates and that relate directly to the operations or financial reporting of the Registrant.

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Charter of the Trust’s Audit Committee provides that the Audit Committee shall review and, if appropriate, approve in advance all audit and non-audit services (as such term may be from time to time defined in the Securities Exchange Act of 1934, as amended) to be provided to the Trust by the Trust’s independent auditor. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by a majority of the audit committee members at a special meeting called for such purposes or by unanimous written consent. The Audit Committee’s Charter does not permit waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount.

(2)	Percentages of Services Approved by the Audit Committee

No percentage of the services included in (b)-(d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	For the most recent fiscal year, less than 50% of the hours expended by the Trust’s principal accountant on the principal accountant’s engagement to audit the Trust’s financial statements were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the Trust’s accountant for services rendered to the Registrant for fiscal years ending December 31, 2021 and December 31, 2022 were $51,000 and $51,500 respectively. The Trust does not have an investment adviser.

(h)	Not applicable. The Trust does not have an investment adviser.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

(a)	Included herein under Item 1.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes have been made to the procedures by which participants may recommend nominees to the Board of Trustees of the Trust, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (per Item 22(b)(15) of Schedule 14A) or this Item.

Item 11. Controls and Procedures.

(a)	The Trust’s Chief Executive Officer (the principal executive officer) and Chief Financial Officer (the principal financial officer) have concluded that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) are effective to ensure that material information relating to the Trust is made known to them by appropriate persons, based on their evaluation of such controls and procedures as of December 31, 2022.

(b)	There were no changes in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Trust’s last fiscal half year of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) The Trust’s Code of Ethics applicable to its principal executive officer, principal financial officer, and principal accounting officer or persons performing similar functions is attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).

(3)	Not applicable.

(4)	There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the AFL-CIO Housing Investment Trust has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AFL-CIO HOUSING INVESTMENT TRUST

By:	/s/ Chang Suh
Chang Suh
Chief Executive Officer

Date: March 10, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the AFL-CIO Housing Investment Trust and in the capacities and on the dates indicated.

/s/ Chang Suh
Chang Suh
Chief Executive Officer
AFL-CIO Housing Investment Trust
(Principal Executive Officer)

Date: March 10, 2023

/s/ Harpreet S. Peleg
Harpreet S. Peleg
Chief Financial Officer
AFL-CIO Housing Investment Trust
(Principal Financial Officer)

Date: March 9, 2023